STATE OF LOUISIANA

PARISH OF LAFAYETTE



                           ACT OF SALE



          This Act of Sale is entered into on this ---- day of March, 1997, by and between


               XCL Ltd., a Delaware corporation, whose address is 110 Rue Jean Lafitte, Lafayette, Louisiana 70508, Taxpayer Identification Number 51-0305643, represented herein by its duly authorized officer David A. Melman,

               (hereinafter referred to as "Seller")

               and

               The Schumacher Group of Louisiana, Inc., a Louisiana corporation, whose address is P.O. Box 51165, Lafayette, Louisiana, 70505, Taxpayer Identification Number 72-1278697, represented by its duly authorized officer W. D. Crays,

               (hereinafter referred to as "Purchaser").


     For  and  in  consideration  of  the  sum  of  Nine  Hundred

Thousand  and No/100 ($900,000.00) Dollars, paid as  follows  (a)

Seven  Hundred  Fifty  Thousand and No/100 ($750,000.00)  Dollars

cash paid; and (b) a promissory note in the amount of One Hundred

Fifty  Thousand  and  No/100 ($150,000.00)  Dollars  executed  by

Purchaser,  as maker in favor of Seller, dated even date  hereof,

bearing  interest at the rate of 9.25% and payable in  twenty-two monthly installments unless accelerated at Seller's option  under

the   terms   thereof  (the  "Promissory  Note"),  the   receipt,

sufficiency and adequacy of which are hereby acknowledged, Seller does  hereby grant, bargain, sell, convey, transfer, and  deliver unto  Purchaser  with  full warranty the  property  described  on

Exhibit A attached hereto (the "Property").



     TO  HAVE  AND  TO  HOLD  said Property unto  Purchaser,  its successors and assigns, forever.



Purchaser's  lender,  Iberia Savings  Bank  (the  "Bank"),  as  a condition to lending Purchaser money that will he used to pay the cash  portion of the consideration, has required Seller to  waive

(a) Seller's vendor's lien, which lien arises by operation of law under  La.Civ.Code art. 3249 (securing the credit portion of  the consideration evidenced by the Promissory Note); and (b) Seller's right  to sue for dissolution of this sale if Purchaser fails  to pay  the credit portion of the consideration, which right  arises by  operation of law under La.Civ.Code art. 2561, (Seller's  lien and  other  rights arising by operation of law under  La.Civ.Code arts. 3249 and 2561 shall hereinafter be referred to as "Seller's

Rights.")  Seller hereby waives and disclaims Seller's Rights  to the  extent  that  such rights arise by operation  of  law  under

La.Civ.Code  arts.  3249 and 2561. Seller  intends  to  obtain  a mortgage from Purchaser and Purchaser intends to grant a mortgage in  favor  of  Seller, encumbering the Property and securing  the

Promissory Note (the "XCL Mortgage"). The XCL Mortgage will be  a second  lien on the Property subordinate to the mortgage  granted in  favor  of  the  Bank securing the Bank's loan  to  Purchaser.

Nothing  contained herein is meant nor shall anything  herein  be construed  as a waiver or disclaimer by Seller of any  rights  it may  have in contract under the Promissory Note, the XCL Mortgage or any other security agreements securing the Promissory Note.



     The  terms  and  provisions hereof shall extend  to  and  be

binding   upon  the  parties  hereto,  their  heirs,   designees,

successors, and assigns.



     All  taxes  on  the Property for the three  years  preceding passage of this Act of Sale have been paid and the parties  agree that taxes for the current year shall be pro-rated.



     All  certificates required by the Louisiana  Civil  Code  or laws  of  the state are waived by the parties, who agree to  hold me, Notary harmless for the non-production thereof.



     IN  WITNESS  WHEREOF, this instrument has been  executed  by the  parties hereto in the presence of the undersigned  competent witnesses on the date set forth above.





WITNESSES:                   SELLER:


                                     XCL Ltd.

___________________________         ________________________________
Name:______________________         David A. Melman
                                    Vice President, General Counsel
                                    and Secretary
___________________________
Name:______________________

                             PURCHASER:

                                    The Schumacher Group of Louisiana, Inc.


__________________________          ____________________________________
Name:_____________________           W.D. Crays
                                     Vice President of Finance


__________________________
Name:_____________________